UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 30, 2026

FIRST NORTHERN COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

000-30707
(Commission File Number)

California	68-0450397
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

195 N First Street
Dixon, California 95620
(Address of principal executive offices, including zip code)

(707) 678-3041
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
FNRN	FNRN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On October 29, 2026, First Northern Community Bancorp issued a press release concerning financial results for the 3rd quarter of 2026, a copy of which is included as ITEM 9.01 (c) Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01.  The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 29, 2026, First Northern Community Bancorp issued a press release concerning financial results for the 3rd quarter of 2026, a copy of which is included as ITEM 9.01 (c) Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01 in accordance with SEC Release No. 33-8216.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release, dated October 29, 2026

EXHIBIT INDEX

Exhibit	Document

99.1	Earnings Press Release, dated October 29, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date October 29, 2026	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
President/Chief Executive Officer